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AXA Equitable Life Insurance Company

SUPPLEMENT DATED AUGUST 17, 2009 TO THE MAY 1, 2009 PROSPECTUS FOR AMERICAN DENTAL ASSOCIATION MEMBERS RETIREMENT PROGRAM

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This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. Please note the following changes described below.

1.  CHANGES TO PORTFOLIOS OF EQ ADVISORS TRUST ("TRUST")

    PORTFOLIO MERGER

    The Board of Trustees of EQ Advisors Trust (the "Trust") has approved a form of Plan of Reorganization and Termination ("Reorganization Plan"), which provides for the reorganization of the Existing Portfolio listed below into a corresponding Proposed Replacement Portfolio of the Trust (the "Merger"):

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    Existing Portfolio                 Proposed Replacement Portfolio
    ----------------------------------------------------------------------------
    EQ Advisors Trust
    ----------------------------------------------------------------------------
    EQ/Lord Abbett Mid Cap Value       EQ/Mid Cap Value PLUS
    ----------------------------------------------------------------------------

    The Reorganization Plan is subject to approval by shareholders of the Existing Portfolio. A special shareholder meeting of the Existing Portfolio of the Trust is scheduled to be held on or about August 26, 2009 to vote on the Reorganization Plan. It is anticipated that, subject to shareholder approval, the effective date of the Merger will be on or about September 4, 2009. We will move the assets from the variable investment option (the "replaced option") that exists in the Existing Portfolio to the variable investment option (the "surviving option") that exists in the Proposed Replacement Portfolio on the effective date of the Merger. The value of your interest in the surviving option will be the same as it was in the replaced option. We will also automatically direct any contributions made to the replaced option to the surviving option. Any allocation election to the replaced option will be considered as an allocation election to the surviving option. Upon the effective date of the Reorganization Plan, all references to the corresponding investment option of the Existing Portfolio in the Prospectus will change to the corresponding investment option of the Proposed Replacement Portfolio.






   Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234



ADA NB/IF (SAR)                                                           x02740